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                                   [LETTERHEAD]
                                   JUPITER PARTNERS LP




                                                        August 7, 1996


Mr. Gary L. Walsh
Chairman and Chief Executive Officer
Core-Mark International, Inc.
395 Oyster Point Blvd., Suite 415
South San Francisco, CA 94080


Dear Gary:

In connection with the transaction contemplated between Core-Mark
International, Inc. ("Core-Mark") and Jupiter Partners L.P. ("Jupiter"), Core-Mark, Jupiter and management stockholders have agreed to certain call rights with respect to your shares as provided in the Stockholders Agreement dated as of August 7, 1996 (the "Stockholders Agreement").

Notwithstanding the provisions described in the Stockholders Agreement with respect to call rights Jupiter and you agree that, in the event of your termination by Core-Mark without cause or your resignation without cause or for good reason after December 31, 1997, Jupiter will not exercise, and Jupiter will cause Core-Mark not to exercise, the call rights with respect to your shares.


                                                        Very truly yours,


                                                        /s/ Terry J. Blumer
                                                        Terry J. Blumer


Accepted and agreed

as of this 7th day of August, 1996
           ---

/s/ Gary L. Walsh
---------------------------------
Gary L. Walsh

JFK/cp